UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 21, 2012

Integra LifeSciences Holdings Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-26244	510317849
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

311 Enterprise Drive, Plainsboro, New Jersey		08536
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	609-275-0500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)
EXECUTIVE OFFICER BASE SALARY INCREASES AND CASH BONUS AWARDS

On February 21, 2012, the Compensation Committee of the Board of Directors of the Company increased the annual base salaries of certain named executive officers. The salary increases are as follows:

Effective March 17, 2012, the new base salary for Judith E. O’Grady, Senior Vice President, Regulatory Affairs, Quality Systems, and Corporate Compliance Officer, will be $277,750. Also effective March 17, 2012, the new base salary for Jerry E. Corbin, Vice President and Corporate Controller, will be $263,170.

In addition, the Compensation Committee approved cash discretionary bonuses for 2011 for Ms. O'Grady and Mr. Corbin in the amount of $30,800 and $28,840, respectively. The bonuses will be paid on March 30, 2012.

LETTER FROM MR. HENNEMAN TO THE COMPANY

Pursuant to a letter dated February 22, 2012 from Mr. John B. Henneman, III, the Company’s Executive Vice President, Finance and Administration, and Chief Financial Officer, to the Company, Mr. Henneman agreed that, notwithstanding the terms of his employment agreement, his base salary rate for 2012 of $550,000 would be reduced to his 2011 annual base salary rate of $525,000 per year, effective as of March 17, 2012. In addition, he agreed that neither this change nor any related action taken by the Company in connection therewith will constitute a breach of, or Good Reason for purposes of, his employment agreement or any other agreement between him and the Company.

The foregoing description of this letter is qualified in its entirety by reference to the copy of the letter dated February 22, 2012 from Mr. Henneman to the Company which is attached as Exhibit 10.1 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 Letter dated February 22, 2012 from John B. Henneman, III to Integra LifeSciences Holdings Corporation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Integra LifeSciences Holdings Corporation

February 21, 2012	By:	/s/ Peter J. Arduini

Name: Peter J. Arduini
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Letter dated February 22, 2012 from John B. Henneman, III to Integra LifeSciences Holdings Corporation